                                                              EXHIBIT 10.56


                           FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE is made and entered into on April 26, 2000 between EFAX.COM, a Delaware corporation, Tenant and Patterson Associates, LLC, Landlord, with reference to the following facts:


                              RECITALS:
                              --------

     WHEREAS Landlord has lease approximately 5,168 square feet at the property known as 5385 Hollister Avenue, a portion of Building 1, to Tenant pursuant to that certain lease {"Lease") dated February 3, 2000.

     WHEREAS, Tenant and Landlord desire to expand the space covered by the Lease by approximately 781 square feet. The adjusted area of the premises is 5,949 square feet and is further depicted by cross-hatching on Exhibit B attached hereto and made a part hereof.

     NOW THEREFORE, in consideration of the foregoing, the benefits to be derived by both parties hereto and other good and valuable consideration, the receipts and sufficiency of which are hereby acknowledged by the parties hereto, intending to be legally bound hereby, Tenant and Landlord hereby agree the Lease shall incorporate the following offices, with terms, as follows:

Commencement
   Date        Offices     Square Feet   Monthly Rent  Total Monthly Rent
------------  ---------    -----------   ------------  ------------------
Existing      Existing     5,168         $6,031.06     $6,031.06
1/1/00        C132 & C128    503         $  589.00     $6,620.06
4/16/00       C124 & C129    278         $   325.00    $6,945.06
                           -----
                           5,949

     Lessor and Lessee agree that this Amendment and the Lease constitute all agreements between the parties. In the event of a discrepancy between the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

     IN WITNESS WHEREOF, the Lessee and Lessor have executed this Amendment as of the date first written above.

                                LESSOR
                                Patterson Associates, LLC

                             by: /s/  Jeffrey C. Bermant
                                -------------------------
                                Name: Jeffrey C. Bermant
                                Title: Manager

                                LESSEE

                                eFax.com

                             by: /s/ Michael Crandell
                                --------------------------
                                 Name: Michael Crandell
                                 Title: Exec. V.P. Technology


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